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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2001.

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9191 Towne Center Drive, Suite 400, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Center Drive, Suite 400, San Diego, California 92122
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(Former name re former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.      Changes in Control of Registrant
             Not Applicable

Item 2.      Acquisition or Disposition of Assets

             Effective June 1, 2001, we completed the acquisition of the assets and liabilities of Laguna Niguel MRI located in Laguna Niguel, California for $1,250,000. The $1,250,000 was financed by a third-party finance company. The note has monthly payments of $29,200, a variable interest rate (currently 11%), is due in 2006 and is collateralized by the accounts receivable and fixed assets of Laguna Niguel MRI.

Item 3.      Bankruptcy or Receivership
             Not Applicable

Item 4.      Changes in Registrant's Certifying Accountant
             Not Applicable

Item 5.      Other Events
             Not Applicable

Item 6.      Resignation of Registrant's Directors
             Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits Not Applicable

Item 8.      Change of Fiscal Year
             Not Applicable

Item 9.      Sales of Equity Securities Pursuant to Regulation S
             Not Applicable

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By: /s/ M. Lee Hulsebus
    -------------------------------------------
    M. Lee Hulsebus, Chief Executive Officer

Dated: June 14, 2001